The Meet Kevin Pricing Power ETF

SCHEDULE OF INVESTMENTS at January 31, 2023 (Unaudited)

	Shares	Value
Common Stocks - 85.1%
Aerospace & Defense - 4.7%
Embraer SA - ADR (1)	61,309	$790,273

Advertising - 8.0%
The Trade Desk, Inc. - Class A (1)	26,610	1,349,127

Auto Manufacturers - 24.7%
Tesla, Inc. (1)	23,940	4,146,887

Computers - 11.9%
Apple, Inc.	13,780	1,988,316

Electrical Components & Equipment - 3.6%
Generac Holdings, Inc. (1)	5,050	609,030

Energy - Alternate Sources - 7.4%
Enphase Energy, Inc. (1)	3,608	798,739
SolarEdge Technologies, Inc. (1)	1,357	433,059
		1,231,798
Internet - 2.0%
Etsy, Inc. (1)	2,416	332,393

Semiconductors - 20.8%
Advanced Micro Devices, Inc. (1)	10,730	806,360
ASML Holding NV - NYRS	1,197	791,025
Intel Corp.	11,729	331,462
NVIDIA Corp.	4,048	790,858
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	8,366	775,779
		3,495,484
Software - 2.0%
Autodesk, Inc. (1)	1,552	333,929

Total Common Stocks
(Cost $12,715,615)		14,277,237

Exchange Traded Funds - 14.7%
US Treasury 2 Year Note ETF	50,277	2,469,103
Total Exchange Traded Funds
(Cost $2,465,193)		2,469,103

Short-Term Investments - 0.3%
Money Market Funds
First American Government Obligations Fund, Class X, 4.140% (2)	47,251	47,251
Total Short-Term Investments
(Cost $47,251)		47,251

Total Investments in Securities - 100.1%
(Cost $15,228,059)		16,793,591
Liabilities in Excess of Other Assets - (0.1)%		(8,682)
Total Net Assets - 100.0%		$16,784,909

ADR	American Depositary Receipt
NYRS	New York Registry Shares
(1)	Non-income producing security.
(2)	The rate shown is the annualized seven-day effective yield as of January 31, 2023.

Summary of Fair Value Exposure at January 31, 2023 (Unaudited)

The Meet Kevin Pricing Power ETF (the “Fund”) utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund’s investments as of January 31, 2023:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks (1)	$14,277,237	$-	$-	$14,277,237
Exchage Traded Funds (1)	2,469,103	-	-	2,469,103
Short-Term Investments	47,251	-	-	47,251
Total Investments in Securities	$16,793,591	$-	$-	$16,793,591

(1) See Schedule of Investments for the industry breakout.